UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     The following information, including the press releases attached as exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On January 17, 2006, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing information with respect to the company’s approved 2006 Capital Budget and an update on its current and scheduled drilling activity.
     On January 17, 2006, Callon Petroleum Company issued the press release attached as Exhibit 99.2 announcing confirmation of previously announced fourth quarter 2005 production guidance, providing an update with respect to its major producing properties and providing information with respect to the commencement of initial production from recent discoveries.
     The news releases filed as exhibits hereto contain projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated January 17, 2006 providing information with respect to the company’s approved 2006 Capital Budget and an update on its current and scheduled drilling activity.
99.2	Press release dated January 17, 2006 announcing confirmation of previously announced fourth quarter 2005 production guidance, providing an update with respect to its major producing properties and providing information with respect to the commencement of initial production from recent discoveries.

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
January 18, 2006	By:	/s/ Fred L. Callon
Fred L. Callon
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated January 17, 2006 providing information with respect to the company’s approved 2006 Capital Budget and an update on its current and scheduled drilling activity.
99.2	Press release dated January 17, 2006 announcing confirmation of previously announced fourth quarter 2005 production guidance, providing an update with respect to its major producing properties and providing information with respect to the commencement of initial production from recent discoveries.